Exhibit 99.1

Sagicor Hotel Properties

Index

31 December 2017

Report of Independent Auditors

To the board of directors of Sagicor Group Jamaica Limited

We have audited the accompanying combined financial statements of Sagicor Hotel Properties, which are a carve-out of certain operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited, and comprise the combined balance sheet as of 31 December 2017 and the combined statement of comprehensive income, the combined statement of changes in investors’ equity and the combined statement of cash flows for the year then ended.

Management’s responsibility for the combined financial statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers, Scotiabank Centre, Duke Street, Box 372, Kingston, Jamaica
T: (876) 922 6230, F: (876) 922 7581, www.pwc.com/jm
L.A. McKnight P.E. Williams A.K. Jain B.L. Scott, B.J. Denning G.A. Reece P.A. Williams R.S. Nathan C.I. Bell-Wisdom G.K. Moore

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Sagicor Hotel Properties as of 31 December 2017, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Combined Statement of Comprehensive Income

For the Year Ended 31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

	Notes	2017 $’000
Revenue:
Rooms, food and beverage		11,773,242
Other operating departments		881,660
Meetings and conferences		443,621
Rental and space		81,603
Other		55,148

		13,235,274

Expenses:
Food and beverage		3,800,804
General and administrative		2,134,149
Rooms		1,301,568
Utilities		1,006,615
Depreciation		773,195
Other operating departments		842,305
Promotion and advertising		432,332
Franchisor fees		334,028
Management fees to operator of hotel properties		263,636
Insurance		211,590
Strata maintenance fees		134,094
Operating lease expenses		72,996
Other		25,964

		11,333,276

Income from operations		1,901,998
Other operating income:
Foreign exchange gains		22,903

		1,924,901
Other expense:
Interest expense		630,603

Income before income taxes		1,294,298
Income tax expense	8	92,102

Net income		1,202,196

Other comprehensive income
Other comprehensive income		—

Net income and comprehensive income		1,202,196

The accompanying notes are an integral part to these combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Combined Balance Sheet

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

	Notes	2017 $’000
Assets
Hotel Properties
Land and buildings		24,450,371
Leasehold improvements		112,413
Furniture and equipment		4,030,792
Construction work in progress		536,028

		29,129,604
Less: Accumulated depreciation		(2,826,652)

Net hotel properties	9	26,302,952
Inventories	10	585,149
Due from related parties	11	241,086
Receivables, net	12	1,111,387
Prepayments		462,414
Restricted cash	13	136,306
Cash and cash equivalents	13	777,221

Total Assets		29,616,515

Liabilities
Payables	14	2,135,227
Due to related parties	11	328,466
Borrowings, net:
Bank overdraft with related party		79,333
Related parties	15	8,350,720
Third parties	15	3,343,850
Deferred income taxes	16	290,095
Commitments and Contingencies	17

Total Liabilities		14,527,691
Equity:
Invested equity	18	15,088,824

Total Liabilities and Equity		29,616,515

The accompanying notes are an integral part to these combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Combined Statement of Changes in Investors’ Equity

For the Year Ended 31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

Total $‘000
Balance, January 1, 2017	12,455,789
Investment by owners	1,430,839
Net income and comprehensive income	1,202,196

Balance at 31 December 2017	15,088,824

The accompanying notes are an integral part to these combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Combined Statement of Cash Flows

For the Year Ended 31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

	Notes	2017 $’000
Cash Flows from Operating Activities
Net income		1,202,196
Adjustments for:
Amortisation of borrowing expense		20,199
Foreign exchange gains		(209,294)
Depreciation	9	773,195

		1,786,296
Changes in operating assets and liabilities:
Receivables		(229,513)
Prepayments		(272,022)
Inventories		(159,583)
Payables		262,275
Due from Related parties		(142,583)
Due to related parties		39,218

Net cash provided by operating activities		1,284,088
Cash Flows from Investing Activity
Purchase of property, plant and equipment		(3,049,394)

Net cash used in investing activity		(3,049,394)

Cash Flows from Financing Activities
Proceeds from borrowings with related parties		2,686,283
Repayments of borrowings with third parties		(2,320,407)
Investment by owners	18	1,430,839

Net cash provided by financing activities		1,796,715

Net increase in cash and cash equivalents and restricted cash		31,409
Cash and cash equivalents and restricted cash at beginning of year		882,118

Cash and Cash Equivalents and Restricted Cash at end of year	13	913,527

Supplemental Disclosure of Cash Flow Information
Cash paid for interest		778,863

The accompanying notes are an integral part to these combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

1.	Background and Nature of Operations

Sagicor Group Jamaica Limited (SGJL) is incorporated and domiciled in Jamaica and is listed on the Jamaica Stock Exchange. SGJL is the holding company for several subsidiaries and associates (affiliated companies) that operate mainly in the financial services sector, real estate and hospitality.

SGJL through its affiliated companies operate five hotels in Jamaica and one in the United States of America.

In February 2018, SGJL and its affiliated companies, Sagicor Sigma Global Funds (trustee JCSD Trustee Services Limited), X Fund Properties Limited, Sagicor Pooled Investment Funds Limited and Sagicor Real Estate X Fund Limited (referred to as “Sagicor Parties”) entered into a Share Exchange Implementation Agreement (“Agreement”) with Playa Hotels & Resorts, N.V. and its permitted assignees (“Playa”) to dispose of the majority of its hotel operations and lands in Jamaica, (Sagicor Hotel Properties), as described below.

The Sagicor Parties and Playa in pursuant to the Agreement have established newly formed companies, Sagicor Newco Limited and Playa Newco Limited, respectively.

Pursuant to the Agreement noted above Sagicor Parties have transferred the Sagicor Hotel Properties into Sagicor Newco Limited effective 31 May 2018. Playa Newco Limited will acquire all the ordinary shares in Sagicor Newco Limited in exchange for cash and ordinary shares in Playa.

As the result of the Agreement between Sagicor Parties and Playa, these combined set of financial statements have been prepared.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

1.	Background and Nature of Operations (Continued)

The accompanying combined financial statements has been derived from the historical accounts of the Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited. The Sagicor Hotel Properties consist of five hotel properties and two parcels of lands as follows:

1) The Jewel Dunn’s River Beach Resort & Spa (JDR);

2) The Jewel Runaway Bay Beach & Golf Resort (JRB);

3) The Jewel Paradise Cove Resort & Spa (JPC);

4) X Fund Properties Limited (operators of Hilton Rose Hall Resort and Spa (HRH));

5) Jewel Grande Montego Bay Resort & Spa (Sentry Palm, Spa, Power Plant and Land);

6) 50% of Northern Estate (otherwise known as Hilton Land); and

7) Palm Beach (property adjoining Jewel Paradise Cove Resort & Spa)

Sagicor Sigma Real Estate Portfolio is one of eighteen portfolios in Sagicor Sigma Global Funds.

The following hotel operations are owned by the Sagicor Sigma Real Estate Portfolio:

The Jewel Dunn’s River Beach Resort & Spa

The Jewel Runaway Bay Beach & Golf Resort

The Jewel Paradise Cove Resort & Spa

Northern Estate lands

Palm Beach

Sagicor Sigma Global Funds was created by a Trust deed and is registered in Jamaica under the Unit Trusts Act. The income of the Sagicor Sigma Global Funds are exempt from income tax under Section 12(t) of the Jamaica Income Tax Act.

The following hotel operation is owned by X Fund Properties Limited (XFP), a wholly owned subsidiary of Sagicor Real Estate X Fund Limited that commenced operations in 2014.

Hilton Rose Hall Resort and Spa

The following hotel operation is owned by Sagicor Sigma Real Estate Portfolio, X Fund Properties Limited and Sagicor Pooled Investment Funds Limited.

The Jewel Grande Montego Bay Resort and Spa

Hilton Rose Hall Resort and Spa and Jewel Grande Montego Bay Resort & Spa are subject to corporation tax under the Income Tax Act of Jamaica at 25%.

A management agreement is in place with a third party, Aimbridge Jamaica Limited, to manage the operations of the Sagicor Hotel Properties.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

2.	Basis of Preparation and Principles of Combination

The accompanying combined financial statements of Sagicor Hotel Properties do not represent the financial position and results of operations of one legal entity, but rather a combination of entities under common management control that have been “carved out” from the historical financial records of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited.

These combined financial statements reflect the revenues, expenses and assets and liabilities of Sagicor Hotel Properties.

The preparation of these combined financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

These financial statements have been prepared solely to present Sagicor Hotel Properties historical results of operations, financial position, and cash flows. All intercompany balances and transactions within the Sagicor Hotel Properties have been eliminated. Transactions and balances between the Sagicor Hotel Properties and Sagicor Group Jamaica Limited and its related parties are reflected as related party transactions within these combined financial statements.

These combined financial statements include an allocation of general and administrative expenses to Sagicor Hotel Properties. General and administrative expenses include certain Sagicor Group Jamaica Limited centralized corporate functions, including legal costs, board of director’s fees and financial reporting.

Indirect costs have been allocated using the most meaningful respective allocation methodologies which were primarily based on proportionate net asset value or revenue as applicable.

Audit fees - Audit fees relevant to Sagicor Sigma Global Funds owned properties were allocated based on net asset value of the properties. Audit fees for Hilton Rose Hall Resort and Spa and Jewel Grande Montego Bay Resort & Spa were based on amounts charged directly to X Fund Properties Limited.

Board of Directors Fees - These fees are allocated based on the net assets value for the properties owned by Sagicor Sigma Global Funds. The Sagcior Real Estate X Fund Limited provides oversight to X Fund Properties Limited and Jewel Grande Montego Bay Resort & Spa through its Board of Directors and fees are charged directly to the entities.

Interest on loans - The purchase of Hilton Rose Hall Resort and Spa was facilitated by loans obtained by Sagicor Real Estate X Fund Limited and X Fund Properties Limited. These loans are being serviced by each company and are specific to the operations of Hilton Rose Hall Resort & Spa. The impact of these loans has been included in the combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

2.	Basis of Preparation and Principles of Combination (Continued)

Legal costs - The Sagicor Group Jamaica Limited Corporate and Legal Services Team currently provides services to the hotel properties. The allocation is based on the estimated time spent multiplied by the salary rate per hour required to conduct the affairs of the combined entity. This amount is in addition to existing legal fees included at the entity level.

Management believes the assumptions and allocations underlying the combined financial statements are reasonable and appropriate under the circumstances.

3.	New Accounting Standards

Leases: In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which requires the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases. For operating leases, a lessee will be required to: (i) recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its statement of financial position; (ii) recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, generally on a straight-line basis and (iii) classify all cash payments within operating activities in its statement of cash flows. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. However, in certain instances a long-term lease of land could be classified as a sales-type lease, resulting in the lessor derecognizing the underlying asset from its books and recording a profit or loss on the sale and a net investment in the lease. ASU 2016-02 is effective for interim and annual reporting periods beginning after December 15, 2018. Early adoption is permitted. Management is evaluating the impact of the guidance on the Company’s combined financial statements.

Revenue Recognition: In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”) which supersedes existing industry-specific guidance, including ASC 360-20, Real Estate Sales. The new standard is principles-based and requires more estimates and judgment than current guidance. Certain contracts with customers, including lease contracts and financial instruments and other contractual rights, are not within the scope of the new guidance. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers—Deferral of the Effective Date, to defer the effective date of ASU 2014-09 by one year. ASU 2014-09 is now effective for interim and annual reporting periods beginning after December 15, 2017. Early adoption is permitted beginning January 1, 2017. Management is evaluating the impact of the guidance on the Company’s combined financial statements.

Cash Flows: In November 2016 the FASB issued ASU 2016-18, Restricted Cash (“ASU 2016-18”) regarding the presentation of restricted cash in the statement of cash flows. Specifically, this update requires that restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. At 31 December 2017, we had $136,306,000 of restricted cash. This update is effective for us beginning January 1, 2018. This update was early adopted by management for the year ended 31 December 2017 and did not have a significant impact on combined financial statements.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

4.	Summary of Significant Accounting Policies

a)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the Sagicor Hotel Properties operates (“the functional currency”). The financial statements are presented in Jamaican dollars, which is the Sagicor Hotel Properties’ functional and presentation currency.

(ii)	Transactions and balances

Foreign currency transactions are accounted for at the exchange rates prevailing at the dates of the transactions. At the balance sheet date, assets and liabilities denominated in the foreign currencies are translated using the closing exchange rate.

Exchange differences resulting from the settlement of transactions at rates different from those at the dates of the transactions, and unrealised foreign exchange differences on unsettled foreign currency monetary assets and liabilities are recognised in income or expenditure.

b)	Revenue recognition

Hotel revenues are recognized when services are provided or items are sold. Revenue consists of room sales, food and beverage sales and other operating department revenues such as gift shop, golf, health club, water sports. Sales and occupancy taxes collected from customers submitted to taxing authorities are not recorded in revenue.

c)	Pension and Health Plan

The entities participate in a defined contribution pension plan whereby it pays fixed contributions into a fund administered by trustees. The individual Sagicor hotel entities has no legal or constructive obligation to pay further contributions if the fund does not hold sufficient assets to pay all benefits relating to the employees’ service in current and prior periods. Contributions to the plan are charged to profit or loss in the year in which they are incurred.

The individual Sagicor hotel entities contracted a third party to provide health benefits to its employees. Both the employer and employee contribute a fixed amount to this plan.

d)

Deferred financing costs: Brokers fees and certain other costs incurred in connection with obtaining the loans are capitalized and amortized on a straight-line basis over the term of the loan. Amortization expense incurred during the year ended December 31, 2017 was $20,199,000.

e)	Other Operating Departments Expense

Other operating departments’ expenses include costs incurred with respect to gift shop, golf, health club, water sports.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

4.	Summary of Significant Accounting Policies (Continued)

f)	Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is determined using the average cost method. Net realisable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses.

g)	Trade receivables

Accounts receivable are comprised of (a) amounts billed but uncollected for room rental and food and beverage sales and (b) amounts earned but unbilled for the aforementioned services until guests check out of the hotel. Receivables are recorded at management’s estimate of the amounts that will ultimately be collected.

An allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable portfolio and it is recorded as a bad debt expense. The allowance for doubtful accounts is calculated as a percentage of the aged accounts receivable. The reserve for bad debt provided for at December 31, 2017 was $3,446,000.

h)	Prepayments

Prepaid expenses consist primarily of prepaid insurance, property taxes, licences and permits which are expensed over the period on a straight line basis. Included in prepayments is also advance payments deposits.

i)	Payables

Payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Any cash received prior to a guest’s arrival is recorded as an advance deposit from the guest and recognized as revenue at the time of the guest’s occupancy at the hotel property.

j)	Cash and cash equivalents

For the purposes of the cash flow statement, cash and cash equivalents comprise balances with less than 90 days maturity from the date of acquisition including cash on hand.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

4.	Summary of Significant Accounting Policies (Continued)

k)	Property, plant and equipment

Property, plant and equipment (PPE) are stated at historical cost less accumulated depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

Subsequent costs are included in the asset’s carrying amount or are recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the hotel operation and the cost of the item can be measured reliably. All other repairs and maintenance are charged to other operating expenses during the financial period in which they are incurred.

Depreciation is calculated on the straight-line basis at annual rates that will write off the carrying value of each asset over the period of its expected useful life. Estimated useful lives are as follows:

Buildings	40 years
Computer equipment	3-5 years
Furniture & equipment	7-10 years
Motor vehicles	5 years

Management of the hotel reviews the property and equipment for impairment when events or changes in circumstances indicate the carrying amount of the hotel may not be recoverable. If such conditions exist, management will estimate the future cash flows from operations and disposition of the hotel. If the estimated undiscounted future cash flows are less than the carrying amount of the assets and the carrying amount of the assets is in excess of the fair value, an adjustment to reduce the carrying amount to the hotel’s estimated fair value would be recorded and an impairment loss would be recognized. No impairment of the carrying value of long-lived assets was recognized for the year ended December 31, 2017.

Upon the sale or retirement of the fixed asset, the cost and related accumulated depreciation will be removed from the hotel’s accounts and any resulting gain or loss will be included in the statement of operations.

l)	Income Tax

The Sagicor Hotel Properties is subject to the statutory requirements of Jamaica Income Tax Act in which it conducts business. The income tax returns are filed on an annual basis by the individual hotel properties.

Management of the hotel identifies tax positions taken or expected to be taken in the course of preparing the hotel’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained when challenged or when examined by the applicable taxing authority. Management has determined that there are no material uncertain tax positions.

m)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions. As of the Combined Balance Sheet date the significant estimates include income taxes.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

4.	Summary of Significant Accounting Policies (Continued)

n)	Fair value Measurements

The Company is required to disclose fair value information with regard to its financial instruments, whether or not recognized in the combined balance sheets, for which it is practical to estimate fair value. The Financial Accounting Standards Board (“FASB”) guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

The Company determines the estimated fair values of financial assets and liabilities based on a hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the Company and the Company’s own assumptions about market participant assumptions. The Company determined the carrying values of its financial instruments including cash and cash equivalents; operating lease income receivable and other assets, net; and accounts payable, accrued expenses, and other liabilities approximated their the fair values of the instruments as these due or paid within 90 days.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

5.	Management Agreement

The Sagicor Hotel Properties entered into a property management agreement with Ambridge Hospitality Jamaica Limited to manage the Sagicor Hotel Properties. The property management agreement has an initial term of five years and may be extended or shortened in accordance with the property management agreement. The management agreement may be terminated prior to the expiration of the initial term upon the sale of the hotels to a bona fide third party purchaser, an event of default as defined in the property management agreement, or if a predetermined performance standard is not satisfied. Ambridge Hospitality Jamaica Limited is entitled to receive a base management fee equal to 2% of total operating revenues. For the year ended 31 December 2017 the Sagicor Hotel Properties recognized property management fees of $263,636,000.

The Sagcior Hotel Properties reimburses Ambridge for staff costs and insurance expenses incurred relating to hotel operations. For the year ended 31 December 2017, the Sagicor Hotel Properties incurred reimbursable expenses of $82,553,000.

6.	Franchise Agreement

i)

Effective 13 February, 2015, the hotels, Jewel Beach Resort and Spa Dunn’s River and Jewel Paradise Cove Resort and Spa, are operated under franchise agreements with Hilton Worldwide and its affiliates (“Hilton”) and are both licensed as Curio (that is, use of Curio Collection by Hilton franchise name). In conjunction with the franchise agreement, the hotels (Jewel Dunn’s River Beach Resort & Spa and Jewel Paradise Cove Resort & Spa) are obligated to pay Hilton an annual royalty fees of 5% of gross room revenue, and monthly marketing fees of 4% of gross room revenue. The franchise agreement terminates on 28 February 2025.

ii)	Hilton Rose Hall Resort & Spa

In conjunction with the franchise agreement, Hilton is obligated to pay monthly royalty fees of US$100,000 and monthly program fees of US$50,000. The franchise agreement terminates on January 21, 2033.

7.	Strata Maintenance Fees

This represents the maintenance fees incurred for Jewel Grande Montego Bay Resort & Spa.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

8.	Taxation

Income tax expense for the Sagicor Hotel Properties that operates five hotels has been calculated on a separate stand-alone basis. For the period ended December 31, 2017, three of the five hotels Jewel Dunn’s River Beach Resort and Spa, Jewel Paradise Cove Resort & Spa, Jewel Runaway Bay Beach & Golf Resort were not subject to corporation tax under the Income Tax Act.

Tax losses for these combined financial statements amounting to $521,267,000 existed at year end..

Reconciliation of applicable tax charge to effective tax charge:

2017 $’000
Income before income taxes	1,294,298

Tax calculated at statutory rate of 25%	323,574
Adjusted for the effects of:
Income not subject to taxes	(212,598)
Expenses not deductible for tax purposes	5,928
Irrecoverable foreign exchange gains recognised on loans used for capital projects	(41,190)
Net effect of other charges and allowances	16,388

92,102

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

9.	Property, Plant and Equipment

	Land and Buildings	Leasehold Improvement	Motor Vehicles, Furniture and Equipment	Construction Work In Progress	Total
	$’000	$’000	$’000	$’000	$’000
Cost:
At 1 January 2017	22,514,309	109,718	3,136,265	319,918	26,080,210
Additions	1,936,062	2,695	894,527	216,110	3,049,394

At 31 December 2017	24,450,371	112,413	4,030,792	536,028	29,129,604

Accumulated Depreciation:
At 1 January 2017	659,450	3,516	1,390,491	—	2,053,457
Charge for the year	244,892	17,708	510,595	—	773,195

At 31 December 2017	904,342	21,224	1,901,086	—	2,826,652

Net Book Value
31 December 2017	23,546,029	91,189	2,129,706	536,028	26,302,952

10.	Inventories

2017 $’000
Food	120,231
Beverage	36,664
Gift shop	33,990
Guest supplies	195,105
Spares, chemicals and other supplies	199,159

585,149

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

11.	Related Party Transactions and Balances

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operational decisions.

Related companies include the Sagicor Group Jamaica Limited, its subsidiaries and associated entities. Related parities include directors and key management for the Sagicor Hotel Properties.

(a)	Related party transactions

The following transactions were carried out with related parties:

(i) Revenue -
2017 $’000
Revenue -
Rooms -
Sagicor Life Jamaica Limited	26,006
Employer Benefits Administrators Limited	6,393
Sagicor Sigma Global Funds	1,539

33,938

2017 $’000
(ii) Administration and other operating expenses and interest expense
Administration and other operating expenses -
Insurance expense -
Sagicor Re Insurance Ltd	175,654
Operating lease expense -
Hilton Rose Hall Resort and Spa	42,188
Interest expense -
Sagicor Life Jamaica Limited	4,112
Sagicor Pooled Investment Funds Limited	271,016
Sagicor Sigma Global Funds	227,656

720,626

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

11.	Related Party Transactions and Balances (Continued)

(a)	Related party transactions (continued)

(ii)	Administration and other operating expenses and interest expense

In the normal course of the Sagicor Hotel Properties operations, inventories are transferred at cost between properties.

(b)	Year-end balances arising from operations

Year-end balances arising from transactions in the normal course of hotel business (including: inventory transfers, shared allocated expenses and payments made on behalf of the Sagicor Hotel Properties) are as follows:

2017 $’000
(i) Cash and cash equivalents and restricted cash -
Sagicor Bank Jamaica Limited (cash held at related party bank)	607,957

(ii) Payables -
Sagicor Life Jamaica Limited	20,000

(iii) Receivables -
Sagicor Sigma Global Funds	6,598
X Fund Properties Llc	5,471

12,069

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

11.	Related Party Transactions and Balances (Continued)

(b)	Year-end balances arising from operations (continued)

2017 $’000
(iv) Due from related parties
Jewel Grand Montego Resort & Spa	88,642
Sagicor Real Estate X Fund Limited	147,178
Sagicor Sigma Global Funds	5,266

241,086

(v) Due to related parties
Sagicor Life Jamaica Limited	35,876
Sagicor Sigma Global Funds	292,590

328,466

(vi) Loans from related parties:
Sagicor Bank Jamaica Limited	192,265
Sagicor Life Jamaica Limited	112,543
Sagicor Pooled Investment Funds Limited	4,298,130
Sagicor Sigma Global Funds	3,827,115

8,430,053

i)	See note 14, Note 1, where loan is secured by a debenture over units in the Sigma Real Estate Portfolio.

ii)	See note 14, Notes 2 and 3, loans are secured as follows:

•	A registered legal mortgage over the Hilton Rose Hall Resort and Spa;

•	A debenture collateral to the mortgage creating fixed and floating charge over the X Fund Properties Limited assets and undertakings

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

12.	Receivables

		2017 $’000
Trade receivables (gross)		813,013
Opening reserve for bad debts 1 January	(9,553)
Amounts recovered	6,107

Less: reserve for bad debts 31 December		(3,446)

Trade receivables (net)		809,567
General Consumption Tax Recoverable		248,139
Other assets		53,681

		1,111,387

13.	Cash and Cash Equivalents

For the purpose of the cash flow statement, cash and cash equivalents comprise the following balances original terms to maturity not exceeding 90 days.

2017 $’000
Restricted cash	136,306
Cash and cash equivalents	777,221

913,527

Amounts included in restricted cash represents the debt service reserve amount containing three months of interest payments obligations on borrowings as contractually required. The restriction will lapse when the related borrowing are paid off.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

14.	Payables

2017 $’000
Trade payables	934,131
General Consumption Tax	49,443
Guest deposits	733,248
Accruals	216,369
Directors fees payable	24,290
Due to operator of the hotel	42,504
Legal fees payable	20,000
Audit fees payable	38,833
Other	76,409

2,135,227

15.	Borrowings

	Total $’000	Related party portion (Note 10b(v)) $’000	Third party portion $’000
(a) Senior secured investment note
Note 1	3,172,241	2,411,500	760,741
Unamortised upfront fees on loan	(12,117)	—	(12,117)
Interest payable	18,525	14,436	4,089

	3,178,649	2,425,936	752,713

(b) Mortgage notes
Note 2 (Tranche B)	1,560,016	1,560,016	—
Note 3 (Tranche C)	3,927,145	3,927,145	—
Note 4 (Tranche A)	177,708	59,778	117,930
Note 5 (Tranche A-D)	2,552,856	57,926	2,494,930
Unamortised upfront fees on loan	(75,200)	(50,682)	(24,518)
Interest payable	260,464	257,669	2,795

	8,402,989	5,811,852	2,591,137

(c) Other Loans
Corporate credit card	112,932	112,932	—
Bank overdraft	79,333	79,333	—

	192,265	192,265	—

Total borrowings, net	11,773,903	8,430,053	3,343,850

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

15.	Borrowings (Continued)

a)

Note 1 was issued under three tranches (A, B, C). The tranches attract interest at 3.5%, 3.75% and 4.75% with maturity May 2018, May 2019 and May 2021 respectively, with option for further extension. Loan is secured by a debenture over units in the Sigma Real Estate Portfolio.

b)

Note 2 attracts interest at a rate of 6% per annum, payable quarterly, and matures January 2025. The Note carries the option for early encashment by investors at certain anniversaries. There are no early encashments as of the combined balance sheet date.

c)

Note 3 attracts interest at a rate of 8% per annum for the first two years with step up to 11.5% thereafter to maturity in January 2055. Interest is paid semi-annually and the Note has no option to early encash.

Both Notes 2 and 3 above are secured as follows:

•	A registered legal mortgage over the Hilton Rose Hall Resort and Spa;

•	A debenture collateral to the mortgage creating fixed and floating charge over the X Fund Properties Limited assets and undertakings and;

•	Debt Service Reserve Account containing three months of interest payment obligations.

d)	Note 4 is issued in Jamaican Dollar at interest rate of 7% and matures in February 2018. The loan is secured by a mortgage over the Hilton Rose Hall Resort and Spa.

e)	Note 5 has the following Tranches:

•	Tranche A issued in United States Dollar at interest rate of 4.25% matures in September 2018.

•	Tranche B in United States Dollar at an interest rate of 5% and matures in September 2020.

•	Tranche C issued in Jamaican Dollar at interest rate of 7.5% and matures in September 2018.

•	Tranche D in Jamaican Dollar at an interest rate of 8.75% and matures in September 2020.

The loan is secured by a mortgage over the Hilton Rose Hall Resort and Spa

f)	Corporate credit card is a facility with a limit of $220,000,000 and interest rate of 21.95%.

g)	Bank overdraft represent short term borrowings with an average interest rate of 28%.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

15.	Borrowings (Continued)

Financial Covenants on Borrowings

The table below summarises the financial covenants applicable to each borrowings. There were no breaches reported for the Sagicor Hotel Properties for the year ended 31 December 2017. The covenants are applied on individual hotel properties.

Financial Debt Covenants	Requirements	Borrowings Note
Minimum interest cover	1.5x	Senior Secured Investment Note (Note 1) and Mortgage Notes (Note 2, 3, 4 and 5)
Maximum total debt / equity	1.8x	Senior Secured Investment Note (Note 1) and Mortgage Notes (Note 2, 3, 4 and 5)
Maximum total debt / EBITDA	4.5x	Senior Secured Investment Note (Note 1) and Mortgage Notes (Note 2 and 3)
Maximum loan to value ratio	70%	Senior Secured Investment Note (Note 1)

Fair value of borrowings

The table below summaries the carrying amounts and fair value of borrowings not presented on the balance sheet at their fair value:

	Carrying Value 2017 $’000	Fair Value 2017 $’000
Senior Secured Investment Note	3,178,649	3,112,482
Mortgage notes	8,402,989	8,179,064
Other loans	192,265	192,265

	11,773,903	11,483,811

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

15.	Borrowings (Continued)

Disclosure of Debt Payment

The debt repayment represents principal and interest repayments over the life of the loans. The debt repayment period does not include the early encashment option has no investors have indicated their intention to exercise the option.

	Year 1 $’000	Year 2 $’000	Year 3 $’000	Year 4 $’000	Over 5 Years $’000	Total $’000
Senior Secured Investment Note
Note 1	296,815	338,926	134,739	2,886,824	—	3,657,304
Mortgage notes
Note 2 (Tranche B)	115,142	93,601	93,601	93,601	1,843,127	2,239,072
Note 3 (Tranche C)	687,271	451,622	451,622	451,622	18,841,796	20,883,933
Note 4 (Tranche A)	181,048	—	—	—	—	181,048
Note 5 (Tranche A-D)	663,606	154,777	2,178,126	—	—	2,996,509

	1,647,067	700,000	2,723,349	545,223	20,684,923	26,300,562

Other loans
Corporate credit card	112,932	—	—	—	—	112,932

Bank overdraft	79,333	—	—	—	—	79,333

	192,265	—	—	—	—	192,265

	2,136,147	1,039,926	2,858,088	3,432,047	20,684,923	30,150,131

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

16.	Deferred income taxes

Deferred income taxes are calculated in full on temporary differences under the liability method using the statutory tax rate of 25%.

2017 $’000
Deferred income taxes	290,095

The movement on the deferred income tax account is as follows:

2017 $’000
Balance at start of year	197,993
Deferred taxation expense	92,102

Balance at end of year	290,095

Deferred income tax assets and liabilities are attributable to the following items:

2017 $’000
Deferred tax assets -
Interest payable	69,747
Net operating loss carried forward	130,317
Accrued vacation leave	4,376
Deferred tax liabilities -
Hotel properties, building, furniture and equipment	(494,535)

Net Deferred tax liability	(290,095)

Deferred income tax asset in the combined balance sheet to be settled after more than 12 months total $130,317,000.

Deferred income tax liabilities in the combined balance sheet to be settled after more than 12 months total $494,535,000.

Net operating losses can be carried forward indefinitely.

Sagicor Hotel Properties

Carve-Out of Certain Operations of Sagicor Sigma Global Funds and Sagicor Real Estate X Fund Limited

Notes to Combined Financial Statements

31 December 2017

(expressed in Jamaican dollars unless otherwise indicated)

17.	Commitments and Contingencies

i.

The company is subject to various claims, disputes and legal proceedings, as part of the normal course of business. Provision is made for such matters when, in the opinion of management and its professional advisors, it is probable that a payment will be made by the company, and the amount can be reasonably estimated.

In respect of claims asserted against the company which, according to the principles outlined above, has not been provided for, management is of the opinion that such claims are either without merit, can be successfully defended or will result in exposure to the company which is immaterial to both the financial position and results of operations.

ii.

In conjunction with the execution of a Loan Agreement on September 10, 2014, the loan holders executed an agreement with the Lender guaranteeing environmental liabilities, and timely completion of the property improvement plan required by the franchisor.

18.	Invested Equity

This represents capital invested by the owners of the combined operation.

19.	Operating Leases

During the year, the Sagicor Hotel Properties received tenant rental income from rental of office space to third party per rental lease agreements. The lease agreements have remaining terms ranging from three to fifteen months. The tenant rental income is recognised on a straight line basis over the lives of the respective leases. The Sagicor Hotel Properties recognised rental income of $2,994,000.

20.	Subsequent Events

We evaluated subsequent events occurring after 31 December 2017 to 1 June 2018. Based on this evaluation, there were no subsequent events noted other than the execution of the Agreement described in Note 1.